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                                                                     EXHIBIT 10z

                    AMENDMENT TO RESTRICTED STOCK AGREEMENT

     This Amendment to the Restricted Stock Agreement (the "Agreement") dated December 9, 1991, by and between THE STANDARD PRODUCTS COMPANY (the "Company") and THEODORE K. ZAMPETIS (the "Executive") is made in connection with the execution of an Employment Agreement between the Company and the Executive dated September 1, 1997. The Company and Executive agree that:

     1. The Agreement is hereby amended by adding the following to paragraph 2:

          In the event:

          (i) the employment of the Executive is terminated by the Company without "Cause" or by Executive for "Good Reason," as those terms are defined in the Employment Agreement between the Company and the Executive dated September 1, 1997 (the "Employment Agreement"), or

          (ii) at the end of the Initial Term of the Employment Agreement the parties are unable mutually to agree on its continuation into the Renewal Term,

     all earned but unvested common shares shall immediately vest. In addition, if Executive's Annual Base Salary is continued pursuant to the provisions of paragraph 5.02 or 5.04 of the Employment Agreement, Executive shall be deemed to continue to be actively employed and therefore eligible to earn Restricted Stock for the period described in paragraph 5.02(b) in the event of termination during or at the end of the Initial Term or for the period described in paragraph 5.04(b) in the event of termination during the Renewal Term, and any Restricted Stock so earned shall become immediately vested in Executive.

     2. In all other respects, said Agreement remains unchanged and in full force and effect.

     Executed effective September 1, 1997.

                                          THE STANDARD PRODUCTS COMPANY

                                          By /s/ R. L. ROUDEBUSH

                                            ------------------------------------
                                            Ronald L. Roudebush
                                            Chief Executive Officer

                                          By /s/ THEODORE K. ZAMPETIS

                                            ------------------------------------
                                            Theodore K. Zampetis